TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499-0001

September 4, 2015

Via EDGAR
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-0506

Re:	Separate Account VL E
File No. 811-04733, CIK 0000796524
Rule 30b2-1 Filing
Dear Commissioners:
As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Separate Account VL E, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Fidelity Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.
Pursuant to Rule 30d-1 under the Act, on 8/24/2015, Fidelity Variable Insurance Products Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000356494).
To the extent necessary, this filing is incorporated herein by reference.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President and Senior counsel

cc: Priscilla Hechler
Gayle A. Morden